MCCARTHY FUND
                                    (MGAMX)

                              (MCCARTHY FUND LOGO)

                                 Annual Report
                                 June 30, 2002

                                 MCCARTHY FUND
                                    (MGAMX)

                ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2002

Dear Fellow Shareholder:

The McCarthy Fund's performance for the six months ended June 30, 2002, and cumulative performance from August 6, 2001 (inception) and the performance for the Standard & Poor's 500 Index are shown below:

           TIME                    MCCARTHY     STANDARD & POOR'S     RELATIVE
          PERIOD                     FUND           500 INDEX       PERFORMANCE
          ------                   --------     -----------------   -----------
Six months ended June 30, 2002     (21.45)%         (13.15)%          (8.30)%
From August 6, 2001 Inception      (18.40)%         (16.46)%          (1.94)%

McCarthy Fund shareholders continue to experience a volatile, and declining, stock market environment. The Fund's decline for the last six months was the result of generally weak conditions in the U.S. stock market as well as poor short-term performance by a few portfolio positions.

Various Fund portfolio positions have been the focus of negative publicity recently. In a couple of situations the negative tone was, and is, warranted. In other situations, we believe the negative tone is more the result of "noise" than facts. By noise, we refer to rumors and issues that seem important in the short-term but do not erode the long-term intrinsic value of a company. In our view the noise should be expected when the dominant emotion of investors is fear. Investors' level of fear seems heightened in the aftermath of the excessive greed that dominated investor emotion through early in the year 2000.

The Fund experienced substantial declines in Adelphia Communications Corp. and Qwest Communications International. These declines were the result of more than noise. Adelphia's founding and controlling shareholders, the Rigas family, have been accused of improprieties that are unethical and possibly illegal. We have liquidated the Fund's Adelphia position. Qwest Communications has replaced its CEO, is being investigated for accounting irregularities and is looking to reduce debt through asset sales. Assuming a restructuring success, Qwest is likely a survivor. We continue to hold a position in Qwest, but it now represents a small percentage of Fund assets. Qwest and Adelphia share a trait that continues to weigh on the stock prices of cable television and telecommunications companies. Companies in these industries aggressively invested in their systems and were aggressive acquirers of businesses over the last several years. The companies issued substantial debt to fund expansion. The revenue to support the expansion has not, as yet at least, developed. The required debt and interest payments, however, remain an obligation for these companies.

The Fund owns meaningful positions in Tyco International Ltd. and Liberty Media Corp. Although we accumulated our stock positions at prices far below the stock price highs, both stocks declined and hurt Fund performance over the last six months. Tyco has been controversial because of accounting questions and the actions of the company's former CEO. We are comfortable with the accounting issues, a capable CEO has recently been hired and we believe the value of Tyco's business assets present a compelling investment opportunity. Liberty Media Corp. owns a portfolio of media, communications and entertainment assets. Liberty's stock weakness has likely been due to its exposure to the cable television industry. Liberty's CEO, Dr. John Malone, has a reputation of building shareholder value. We believe the current market environment gives Dr. Malone opportunities to add under-valued assets to the formidable portfolio that he has already assembled.

This Annual Report is meant to inform you, as Fund owners, about investment activities that have affected the value of your Fund shares. Because of the recent declines in the stock market, our discussion has accordingly focused on Fund investments that have declined in value. The McCarthy Fund is a diversified fund and several Fund investments gained or held up well over the last six months. For example, the Fund's financial services stocks performed very well. Those stocks include a significant Fund holding in Washington Mutual as well as various mortgage and property real estate investment trusts (REITs).

Our contrarian nature interprets the current level of investor fear and pessimism as a positive sign for the future. The prospect of an improving economy and the increasing number of compelling investment prospects, generated by our investment process, are encouraging as well. It is said that bear markets return stocks to their rightful owners. Being a rightful owner can be frustrating, at times such as these, but has historically been the path to wealth accumulation.

Thank you again for joining the Adviser's affiliated companies, our employees and our families as shareholders of the Fund. A significant percentage of the Fund's assets represent investment from our affiliates. The portfolio manager has invested, and continues to invest, his personal money, including all of his retirement assets, in the Fund. We stress to you, as a fellow shareholder, that we do not invest our own money like the Fund; we invest our money in the Fund.
                               ----                               --
We believe our investment in the Fund properly aligns our interests with yours.

The companies that comprise the Fund's top ten holdings are listed on the following page. Thank you again for being our partners in the McCarthy Fund!

Sincerely,
McCarthy Group Asset Management, Inc.

Richard L. Jarvis                            Art N. Burtscher
Chairman - Chief Investment Officer          President

PAST PERFORMANCE OF THE FUND AND THE S&P 500 INDEX IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses. Cumulative return is from inception through the most recent calendar quarter end (06/30/02). Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security. The information contained in this report is authorized for use when proceeded or accompanied by a prospectus for the McCarthy Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money.

8/02

                              TEN LARGEST HOLDINGS
               (REPRESENT 38.48% OF NET ASSETS AT JUNE 30, 2002)

LIBERTY MEDIA CORP CL A (L)                                               7.00%
Holding company with subsidiaries and investments operating in the media, communications and entertainment industries. Brands and investments include Encore, STARZ!, Discovery, TV Guide, Fox, USA, QVC, AOL, CNN, TBS, Motorola and Sprint PCS.

WASHINGTON MUTUAL, INC. (WM)                                              6.26%
Financial services company that serves consumers and small to mid-sized businesses. Through its subsidiaries, Washington Mutual engages in consumer banking, mortgage banking, commercial banking, financial services and consumer finance.

TYCO INTERNATIONAL LTD. (TYC)                                             5.39%
Diversified manufacturing and service company that provides electrical and electronic components, energy solutions and power products; operates and maintains undersea cable communications systems; installs and services fire detection and suppression systems; provides electronic security systems; specialty valves; and disposable medical supplies and other specialty products.

AOL TIME WARNER (AOL)                                                     2.97%
Diversified media and communications company. Business segments consist of America Online (internet), Cable Television, Filmed Entertainment, Networks, Music, and Publishing.

CENDANT CORP (CD)                                                         2.96%
A leading global provider of real estate and travel services. Franchise brands include: Ramada, Howard Johnson, Avis, Coldwell Banker, Century 21 and Jackson Hewitt.

IMS HEALTH, INC.  (RX)                                                    2.91%
Provider of information solutions to the healthcare and pharmaceuticals industries, as well as a provider of solutions for software development and e-business maintenance.

REPUBLIC SERVICES, INC. (RSG)                                             2.89%
U.S. provider of non-hazardous solid waste services such as collection, transfer, disposal and recycling.

WASTE MANAGEMENT, INC. (WMI)                                              2.84%
World's largest provider of solid waste services such as collection, transfer, disposal and recycling.

CITIZENS COMMUNICATIONS CO. (CZN)                                         2.72%
Telecommunications company providing wireline communications services to rural areas and small and medium-sized towns and cities, including the Rochester, New York, metropolitan area, as an incumbent local exchange carrier.

APOGENT TECHNOLOGIES, INC. (AOT)                                          2.54%
Designs, manufactures and markets value-added laboratory and life science products for the clinical, research and industrial markets, worldwide.

        Comparison of the change in value of a $10,000 investment in the
                     McCarthy Fund versus the S&P 500 Index

                            Cumulative Total Return
                           Period Ended June 30, 2002

                    Since Inception (8/6/01)         -18.40%

                                  MCCARTHY FUND         S&P 500 INDEX
                                  -------------         -------------
                 8/6/2001            $10,000               $10,000
                9/30/2001             $8,950                $8,691
               12/31/2001            $10,389                $9,620
                3/31/2002             $9,796                $9,646
                6/30/2002             $8,160                $8,353

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

Commencement of operations on August 6, 2001.

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2002

   SHARES      COMMON STOCKS: 93.4%                               MARKET VALUE
   ------      --------------------                               ------------
               ADVERTISING SERVICES: 0.7%
     6,435     R.H. Donnelley Corp.*<F1>                           $   179,987
                                                                   -----------

               BANKS: 7.0%
     8,801     U.S. Bancorp                                            205,503
    44,319     Washington Mutual, Inc.                               1,644,678
                                                                   -----------
                                                                     1,850,181
                                                                   -----------

               BATTERIES/BATTERY SYSTEMS: 1.9%
    18,297     Energizer Holdings, Inc.*<F1>                           501,704
                                                                   -----------

               BROADCAST SERVICE/PROGRAM: 7.0%
   183,762     Liberty Media Corp.*<F1>                              1,837,620
                                                                   -----------

               COMPUTER PRODUCTS: 0.5%
    22,558     Brooktrout Inc.*<F1>                                    128,581
                                                                   -----------

               COMPUTER SERVICES: 4.1%
    14,816     Electronic Data Systems Corp.                           550,414
    18,675     The Reynolds & Reynolds Co.                             521,966
                                                                   -----------
                                                                     1,072,380
                                                                   -----------

               CONSUMER PRODUCTS/MISCELLANEOUS: 1.0%
     6,000     The Scotts Co.*<F1>                                     272,400
                                                                   -----------

               DATA PROCESSING/MANAGEMENT: 2.1%
    57,476     eFunds Corp.*<F1>                                       545,390
                                                                   -----------

               DIVERSIFIED OPERATIONS: 9.5%
    48,975     Cendant Corp.*<F1>                                      777,723
    11,868     FirstService Corp.*<F1>                                 299,904
   104,719     Tyco International Ltd.                               1,414,754
                                                                   -----------
                                                                     2,492,381
                                                                   -----------

               ELECTRONIC FORMS: 0.6%
     5,898     Adobe Systems Inc.                                      168,093
                                                                   -----------

               ENTERPRISE SOFTWARE - SERVICES: 1.3%
    93,908     Novell, Inc.*<F1>                                       301,445
     5,144     Sybase, Inc.*<F1>                                        54,269
                                                                   -----------
                                                                       355,714
                                                                   -----------

               FINANCE - COMMERCIAL SERVICES: 0.8%
     4,442     H&R Block, Inc.                                         204,998
                                                                   -----------

               FINANCE - MORTGAGE LOAN/BANKING: 0.5%
     2,347     Federal Home Loan Mortgage Corp.                        143,636
                                                                   -----------

               FOOD: 1.5%
     6,026     Dean Foods Co.*<F1>                                     224,770
     7,072     McCormick & Co., Inc.                                   182,104
                                                                   -----------
                                                                       406,874
                                                                   -----------

               GAS - DISTRIBUTION: 0.7%
     6,957     Energen Corp.                                           191,318
                                                                   -----------

               IDENTIFICATION SYSTEMS/DEVELOPMENT: 0.4%
     6,095     Paxar Corp.*<F1>                                        102,091
                                                                   -----------

               INSTRUMENTS - SCIENTIFIC: 0.9%
    22,317     PerkinElmer, Inc.                                       246,603
                                                                   -----------

               INSURANCE: 3.2%
     3,260     Allstate Corp.                                          120,555
       229     Berkshire Hathaway Inc. - Class B*<F1>                  511,586
     5,370     Torchmark Corp.                                         205,134
                                                                   -----------
                                                                       837,275
                                                                   -----------

               MEDIA: 3.0%
    53,076     AOL Time Warner, Inc.*<F1>                              780,748
                                                                   -----------

               MEDICAL - DRUGS: 5.0%
    20,253     Applera Corp. - Celera Genomics Group*<F1>              243,036
     6,443     Biogen, Inc.*<F1>                                       266,933
     5,916     Merck & Co., Inc.                                       299,586
    39,042     Perrigo Co.*<F1>                                        507,546
                                                                   -----------
                                                                     1,317,101
                                                                   -----------

               MEDICAL - INFORMATION SYSTEMS: 2.9%
    42,520     IMS Health, Inc.                                        763,234
                                                                   -----------

               MEDICAL - INSTRUMENTS: 4.7%
    32,442     Apogent Technologies, Inc.*<F1>                         667,332
     6,918     Cantel Medical Corp.*<F1>                               127,291
     9,550     Conmed Corp.*<F1>                                       213,251
     6,190     Vital Signs, Inc.                                       223,768
                                                                   -----------
                                                                     1,231,642
                                                                   -----------

               OFFICE AUTOMATION & EQUIPMENT: 1.1%
    15,000     Global Imaging Systems, Inc.*<F1>                       284,850
                                                                   -----------

               OIL & GAS DRILLING: 0.8%
    12,614     Pride International, Inc.*<F1>                          197,535
                                                                   -----------

               OIL - EXPLORATION & PRODUCTION: 3.6%
     4,556     Apache Corp.                                            261,879
     5,227     Devon Energy Corp.                                      257,587
     7,447     Newfield Exploration Co.*<F1>                           276,805
     3,954     Stone Energy Corp.*<F1>                                 159,149
                                                                   -----------
                                                                       955,420
                                                                   -----------

               OIL - INTEGRATED: 2.0%
     5,858     ChevronTexaco Corp.                                     518,433
                                                                   -----------

               PRINTING - COMMERCIAL: 0.8%
     5,401     Valassis Communications, Inc.*<F1>                      197,136
                                                                   -----------

               PHYSICAL PRACTICE MANAGEMENT: 0.9%
    10,182     Orthodontic Centers of America, Inc.*<F1>               234,695
                                                                   -----------

               REAL ESTATE INVESTMENT TRUSTS: 8.5%
     3,329     AMB Property Corp.                                      103,199
     1,987     Apartment Investment & Management Co.                    97,760
     4,900     Archstone-Smith Trust                                   130,830
     3,031     Arden Realty, Inc.                                       86,232
     1,759     AvalonBay Communities, Inc.                              82,145
     2,239     Boston Properties, Inc.                                  89,448
    16,000     Capital Automotive REIT                                 381,760
     3,504     Chelsea Property Group, Inc.                            117,209
     5,000     Cousins Properties, Inc.                                123,800
     4,521     Equity Residential                                      129,979
     7,200     FelCor Lodging Trust, Inc.                              132,120
    11,400     Host Marriott Corp.*<F1>                                128,820
     3,413     Kilroy Realty Corp.                                      91,298
     6,532     Redwood Trust, Inc.                                     205,758
     3,228     Regency Centers Corp.                                    95,710
     5,940     Taubman Centers, Inc.                                    90,585
     3,000     Vornado Realty Trust                                    138,600
                                                                   -----------
                                                                     2,225,253
                                                                   -----------

               RETAIL: 0.9%
     3,569     Casey's General Stores, Inc.                             42,971
     5,537     Zale Corp.*<F1>                                         200,716
                                                                   -----------
                                                                       243,687
                                                                   -----------

               RETAIL - RESTAURANTS: 1.5%
    13,184     IHOP Corp.*<F1>                                         388,269
                                                                   -----------

               TELECOMMUNICATIONS: 5.2%
    85,386     Citizens Communications Co.*<F1>                        713,827
    49,661     Comverse Technology, Inc.*<F1>                          459,861
    64,242     Qwest Communications International, Inc.*<F1>           179,878
                                                                   -----------
                                                                     1,353,566
                                                                   -----------

               TOYS: 2.3%
    28,610     Mattel, Inc.                                            603,099
                                                                   -----------

               TRANSPORT - MARINE: 0.8%
     5,383     Teekay Shipping Corp.                                   198,687
                                                                   -----------

               WASTE DISPOSAL: 5.7%
    39,742     Republic Services, Inc.*<F1>                            757,880
    28,600     Waste Management, Inc.                                  745,030
                                                                   -----------
                                                                     1,502,910
                                                                   -----------

               TOTAL COMMON STOCKS
                 (cost $26,153,742)                                 24,533,491
                                                                   -----------

               PREFERRED STOCKS: 0.5%
               ----------------------
     9,000     Acceptance Insurance Cos., Inc.
                 (cost $225,000)                                       132,750
                                                                   -----------

PRINCIPAL
  AMOUNT       SHORT-TERM INVESTMENT: 7.7%
---------      ---------------------------
               MONEY MARKET INVESTMENT:
$2,015,010     Cash Trust Series II - Treasury Fund
                 (cost $2,015,010)                                   2,015,010
                                                                   -----------
               TOTAL INVESTMENTS IN SECURITIES: 101.6%
                 (cost $28,393,752)+<F2>                            26,681,251

               Liabilities in Excess of Other Assets: (1.6)%          (430,024)
                                                                   -----------
               NET ASSETS:  100%                                   $26,251,227
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
+<F2> At June 30, 2002, the cost of investments for federal income tax purposes was $28,857,671.
       Gross unrealized appreciation and depreciation of securities is as follows:
       Gross unrealized appreciation                               $ 2,474,446
       Gross unrealized depreciation                                (4,650,866)
                                                                   -----------
       Net unrealized depreciation                                 $(2,176,420)
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                AT JUNE 30, 2002

ASSETS
   Investments, at market value (cost $28,393,752)                 $26,681,251
   Cash                                                                    910
   Due from advisor                                                        813
   Dividends and interest receivable                                    30,253
   Prepaid expenses                                                     11,192
                                                                   -----------
       Total Assets                                                 26,724,419
                                                                   -----------

LIABILITIES
   Payable for securities purchased                                    426,769
   Payable for fund shares redeemed                                      4,731
   Payable for administration fees                                       3,462
   Accrued expenses                                                     38,230
                                                                   -----------
       Total Liabilities                                               473,192
                                                                   -----------
NET ASSETS                                                         $26,251,227
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $29,380,194
   Accumulated undistributed net realized loss on investments       (1,416,466)
   Net unrealized depreciation on investments                       (1,712,501)
                                                                   -----------
       Total Net Assets                                            $26,251,227
                                                                   -----------
                                                                   -----------

   Shares outstanding
     (unlimited number of shares authorized, par value $0.01)        3,228,719

   Net Asset Value, Redemption Price and Offering Price Per Share        $8.13
                                                                         -----
                                                                         -----

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED JUNE 30, 2002*<F3>

INVESTMENT INCOME
   Dividend income                                                 $   210,346
   Interest income                                                      57,477
                                                                   -----------
       Total investment income                                         267,823
                                                                   -----------

EXPENSES
   Advisory fees (Note 3)                                              175,258
   Organization fees                                                    35,000
   Administration fees (Note 3)                                         33,600
   Fund accounting fees                                                 27,979
   Professional fees                                                    23,585
   Transfer agent fees                                                  19,808
   Custody fees                                                          9,701
   Trustee fees                                                          6,060
   Registration fees                                                     5,350
   Shareholder reporting                                                 4,427
   Miscellaneous                                                         2,387
   Insurance                                                               823
                                                                   -----------
       Total expenses                                                  343,978
       Less:  advisory fee waiver and absorption (Note 3)             (112,049)
                                                                   -----------
       Net expenses                                                    231,929
                                                                   -----------
NET INVESTMENT INCOME                                                   35,894
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                 (1,394,470)
   Change in net unrealized
     appreciation/depreciation on investments                       (1,712,501)
                                                                   -----------
       Net loss on investments                                      (3,106,971)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(3,071,077)
                                                                   -----------
                                                                   -----------

*<F3>  Commenced operations on August 6, 2001.

                       See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                PERIOD ENDED
                                                             JUNE 30, 2002*<F4>
                                                             ------------------
OPERATIONS
   Net investment income                                        $    35,894
   Net realized loss on investments                              (1,394,470)
   Change in net unrealized
     appreciation/depreciation on investments                    (1,712,501)
                                                                -----------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      (3,071,077)
                                                                -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                       (44,980)
   From net realized gains                                          (22,042)
                                                                -----------
       TOTAL DECREASE IN NET ASSETS
         RESULTING FROM DISTRIBUTIONS                               (67,022)
                                                                -----------

CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     29,651,582
   Proceeds from reinvestment of dividends                           66,980
   Cost of shares redeemed                                         (329,236)
                                                                -----------
       NET INCREASE IN NET ASSETS RESULTING
         FROM CAPITAL SHARE TRANSACTIONS                         29,389,326
                                                                -----------
TOTAL INCREASE IN NET ASSETS                                     26,251,227

NET ASSETS
   Beginning of period                                                   --
                                                                -----------
   End of period                                                $26,251,227
                                                                -----------
                                                                -----------

CHANGES IN SHARES OUTSTANDING
   Shares sold                                                    3,256,949
   Shares reinvested                                                  6,685
   Shares redeemed                                                  (34,915)
                                                                -----------
       Net increase in shares outstanding                         3,228,719
                                                                -----------
                                                                -----------

*<F4>  Commenced operations on August 6, 2001.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the period

                                                                PERIOD ENDED
                                                             JUNE 30, 2002*<F5>
                                                             ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00
                                                                   ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                0.02
Net realized and unrealized loss on investments                     (1.85)
                                                                   ------
       Total from investment operations                             (1.83)
                                                                   ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                          (0.03)
From net realized gains                                             (0.01)
                                                                   ------
       Total decrease from distributions                            (0.04)
                                                                   ------
NET ASSET VALUE, END OF PERIOD                                     $ 8.13
                                                                   ------
                                                                   ------

TOTAL RETURN                                                     (18.40)%1<F6>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)                             $26.3
Ratio of net expenses to average net assets:
   Before expense reimbursement                                     1.85%2<F7>
   After expense reimbursement                                      1.25%2<F7>
Ratio of net investment income/(loss) to average net assets:
   Before expense reimbursement                                   (0.41)%2<F7>
   After expense reimbursement                                      0.19%2<F7>
Portfolio turnover rate                                               46%1<F6>

*<F5>  Commenced operations on August 6, 2001.
1<F6>  Not annualized.
2<F7>  Annualized.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002

NOTE 1 - ORGANIZATION

  The McCarthy Fund (the "Fund") is a series of shares of beneficial interest of Advisor Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations on August 6, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

      U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

  B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

  D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  McCarthy Group Asset Management, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. For the period ended June 30, 2002, the Fund incurred $175,258 in advisory fees.

  The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.25%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the period ended June 30, 2002, the Advisor absorbed expenses of $112,049. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

  U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

      Under $24 million            $36,000
      $24 to $100 million          0.15% of average daily net assets
      $100 to $150 million         0.10% of average daily net assets
      Over $150 million            0.05% of average daily net assets

  For the period ended June 30, 2002, the Fund incurred $33,600 in administration fees.

  U.S. Bancorp Fund Services, L.L.C. also provides fund accounting services for the Fund. Quasar Distributors, L.L.C. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

  Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2002, were $36,461,063 and $8,693,189 respectively.

NOTE 5 - IN KIND CONTRIBUTION

  At the Fund's inception on August 6, 2001, certain shareholders purchased Fund shares through nontaxable in-kind contributions of securities with a market value totaling $8,442,758 (including contributed unrealized gain of $2,134,272). These securities were deemed to be in accordance with the investment objective of the Fund.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

  On December 17, 2001, a distribution of $0.04 per share was declared. The dividend was paid on December 18, 2001, to shareholders of record on December 14, 2001.

  The tax character of distributions paid during 2001 were as follows:

                                           2001
                                           ----
  Distributions paid from:
    Ordinary Income                      $44,980
    Long-term capital gain                22,042
                                         -------
                                         $67,022
                                         -------
                                         -------

  As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

  Unrealized depreciation              $(3,128,967)
                                       ------------
                                       ------------

  The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales and the deferral losses incurred after October 31.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Advisors Series Trust
Glendora, California

We have audited the accompanying statement of assets and liabilities of McCarthy Fund, a series of shares of Advisor Series Trust, including the portfolio of investments, as of June 30, 2002, and the related statements of operations, changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of
the Fund's management.   Our responsibility is to express an opinion on these
financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted
in the United States of America.   Those standards require that we plan and
perform the audits to obtain reasonable assurance about whether the financial
statements and financial highlights are free of material misstatement.   An
audit includes examining, on a test basis, evidence supporting the amounts and
disclosures in the financial statements.   Our procedures included confirmation
of securities owned as of June 30, 2002, by correspondence with the custodian
and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall
financial statement presentation.   We believe that our audit provides a
reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McCarthy Fund as of June 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for the period indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 7, 2002

                   RESULTS OF THE SPECIAL MEETING (UNAUDITED)

A special meeting of the shareholders of the McCarthy Fund, a series of Trust for Investment Managers, was held on June 6, 2002 for shareholders of record as of April 30, 2002. The shareholders of the Fund voted on whether to approve a proposal to reorganize the Fund into a newly formed series of Advisors Series Trust. The results of the vote at the shareholder meeting held June 6, 2002 were as follows:

1. To approve the proposed reorganization into Advisors Series Trust:

          For                 Against             Withheld
          ---                 -------             --------
          2,335,991           0                   6,843

              INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling 1-877-829-8413.

                              INDEPENDENT TRUSTEES
                              --------------------

                                        TERM OF        PRINCIPAL                  # OF FUNDS    OTHER
                         POSITION       OFFICE AND     OCCUPATION                 IN COMPLEX    DIRECTORSHIPS
NAME, AGE                HELD WITH      LENGTH OF      DURING PAST                OVERSEEN      HELD BY
AND ADDRESS              THE TRUST      TIME SERVED    FIVE YEARS                 BY TRUSTEE    TRUSTEE
-----------              ---------      -----------    -----------                ----------    --------------
Walter E. Auch           Trustee        Indefinite     Management                 Nineteen      Nicholas-Applegate
(Born 1921)                             Term           Consultant.                              Funds, Salomon Smith
2020 E. Financial Way                                                                           Barney Funds, Bayan
Glendora, CA 91741                      Since 1997                                              Strategic Realty Trust,
                                                                                                Legend Properties,
                                                                                                Pimco Advisors LLP,
                                                                                                and Senele Group

James Clayburn           Trustee        Indefinite     Dean Emeritus,             Nineteen      Not Applicable
LaForce                                 Term           John E. Anderson
(Born 1927)                                            Graduate School
2020 E. Financial Way                   Since          of Management,
Glendora, CA 91741                      March 2002     University of
                                                       California, Los
                                                       Angeles.

Donald E. O'Connor       Trustee        Indefinite     Financial Consultant;      Nineteen      The Parnassus Fund
(Born 1936)                             Term           formerly Executive                       The Parnassus
2020 E. Financial Way                                  Vice President and                       Income Fund
Glendora, CA 91741                      Since 1997     Chief Operating officer                  The Forward Funds
                                                       of ICI Mutual Insurance
                                                       Company (until January,
                                                       1997); Vice President,
                                                       Operations, Investment
                                                       Company Institute (until
                                                       July, 1993).

George J. Rebhan         Trustee        Indefinite     Retired; formerly          Nineteen      Not Applicable
(Born 1934)                             Term           President, Hotchkis
2020 E. Financial Way                                  and Wiley Funds
Glendora, CA 91741                      Since          (mutual funds)
                                        March 2002     from 1985 to 1993.

George T. Wofford III    Trustee        Indefinite     Senior Vice                Nineteen      Not Applicable
(Born 1939)                             Term           President,
2020 E. Financial Way                                  Information Services,
Glendora, CA 91741                      Since 1997     Federal Home Loan
                                                       Bank of San Francisco.

                        INTERESTED TRUSTEES AND OFFICERS
                        --------------------------------

                                                                                  # OF FUNDS
                                        TERM OF        PRINCIPAL                  IN COMPLEX    OTHER
                         POSITION       OFFICE AND     OCCUPATION                 OVERSEEN      DIRECTORSHIPS
NAME, AGE                HELD WITH      LENGTH OF      DURING PAST                BY TRUSTEE    HELD BY
AND ADDRESS              THE TRUST      TIME SERVED    FIVE YEARS                 OR OFFICER    TRUSTEE OR OFFICER
-----------              ---------      -----------    -----------                ----------    ------------------
Eric M. Banhazl          Trustee,       Indefinite     Senior Vice                Nineteen      None
(Born 1957)              President      Term           President, U.S.
2020 E. Financial Way    & Treasurer                   Bancorp Fund
Glendora, CA 91741                      Since 1997     Services, LLC, the
                                                       Fund's administrator
                                                       (since July, 2001);
                                                       Treasurer, Investec
                                                       Funds; formerly,
                                                       Executive Vice
                                                       President, Investment
                                                       Company Administration,
                                                       LLC (ICA) (The Fund's
                                                       former administrator).

Chad E. Fickett          Secretary      Indefinite     Compliance                 Nineteen      None
(Born 1973)                             Term           Administrator, U.S.
615 E. Michigan Street                                 Bancorp Fund
Milwaukee, WI 53202                     Since March    Services, LLC since
                                        2002           July 2000.

                                    ADVISOR
                     McCarthy Group Asset Management, Inc.
                       1125 South 103rd Street, Suite 450
                              Omaha, NE 68124-6019

                                  DISTRIBUTOR
                            Quasar Distributor, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          Orbitex Data Services, Inc.
                        14707 California Street, Suite 5
                                Omaha, NE 68154
                                 (866) 811-0228

                                 LEGAL COUNSEL
                       Paul, Hastings, Janofsky & Walker
                         555 Flower Street, 23rd Floor
                           Los Angeles, CA 90071-2371

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.